Exhibit 10.2

FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of September 15, 2016, by and among CORPORATE OFFICE PROPERTIES, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), CORPORATE OFFICE PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Parent”), the Lenders, and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Agent and the other parties thereto have entered into that certain Term Loan Agreement dated as of December 17, 2015 (as amended, supplemented, restated or otherwise modified from time to time, the “Term Loan Agreement”);

WHEREAS, the Borrower, the Parent, the Lenders and the Agent desire to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.    Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Term Loan Agreement.

Section 2.    Specific Amendments to the Term Loan Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Term Loan Agreement is amended as follows:

(a)    The Term Loan Agreement is amended by restating the definition of “Availability Termination Date” in Section 1.1. in its entirety as follows:

“Availability Termination Date” means the first to occur of: (a) December 30, 2016 and (b) the date on which the Commitments are terminated or reduced to zero in accordance herewith.

(b)    The Term Loan Agreement is amended by adding the following subsection (d) at the end of Section 3.6.:

(d)    Termination Fee. If the Availability Termination Date shall occur after September 17, 2016, the Borrower agrees to pay to the Administrative Agent for the account of the Lenders a commitment termination fee equal to 0.50% of the amount of such Lender’s remaining Commitment, if any, on such Availability Termination Date (immediately prior to giving effect to the termination of the

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Commitments on the Availability Termination Date); provided, however, that such fee shall not be payable if the Availability Termination Date resulted from the occurrence of an Event of Default. Such fee shall be due and payable on the Availability Termination Date. The Borrower acknowledges and agrees that the amount payable by it under this subsection (d) in connection with the termination of the aggregate Commitments of the Lenders is a reasonable calculation of such Lenders’ lost profits in view of the difficulties and impracticality of determining actual damages resulting from termination of such Commitments of the Lenders.

Section 3.    Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Parent and each of the Lenders;

(b)    the Reaffirmation of Obligations substantially in the form of Exhibit A attached hereto duly executed by each Guarantor;

(c)    evidence that all fees, expenses and reimbursement amounts due and payable to the Agent, including without limitation, the reasonable fees and expenses of counsel to the Agent, have been paid; and

(d)    such other documents, instruments and agreements as the Agent may reasonably request.

Section 4.    Representations. The Borrower and the Parent represent and warrant to the Agent and the Lenders that:

(a)    Authorization. Each of the Parent and the Borrower has the right and power, and has taken all necessary action to authorize the execution and delivery of this Amendment and to perform its obligations thereunder and under the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Parent and the Borrower or a general partner of the Borrower, as applicable, and both this Amendment and the Term Loan Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Parent and the Borrower and are enforceable against such Persons in accordance with their respective terms except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and the availability of equitable remedies for the enforcement of certain obligations (other than payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution, delivery and performance of this Amendment and the other Loan Documents to which any Loan Party is a party do not and will not, by the passage of time, the giving of notice, or both: (i) require any

Governmental Approval or violate any Applicable Law relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which any Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 5.    Reaffirmation of Representations. Each of the Parent and the Borrower hereby represents, repeats and reaffirms all representations and warranties made by such Person to the Agent and the Lenders in the Term Loan Agreement and the other Loan Documents to which such Person is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

Section 6.    Certain References. Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document.

Section 7.    Expenses. The Borrower hereby agrees to reimburse the Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.    Effect. Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect. Except as set forth in this Amendment, this Amendment shall not be construed to be a waiver or amendment of any of the other terms and conditions of the Term Loan Agreement and the other Loan Documents or to limit, impair or otherwise affect the rights and remedies of the Lenders under the Loan Documents. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Term Loan Agreement to be executed as of the date first above written.

CORPORATE OFFICE PROPERTIES, L.P.

By: Corporate Office Properties Trust, its sole
general partner

By: /s/ Scott Robuck
Name: Scott Robuck
Title: VP Finance & Treasurer

CORPORATE OFFICE PROPERTIES TRUST

By: /s/ Scott Robuck
Name: Scott Robuck
Title: VP Finance & Treasurer

[Signatures Continued on Next Page]

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[Signature Page to First Amendment to Term Loan Agreement
with Corporate Office Properties, L.P.]

CAPITAL ONE, NATIONAL ASSOCIATION, as Agent and as a Lender

By: /s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Senior Vice President

PNC Bank, NATIONAL ASSOCIATION

By: /s/ Katie Chowdhry
Name: Katie Chowdhry
Title: Vice President

Regions Bank

By: /s/ Kyle D. Upton
Name: Kyle D. Upton
Title: Vice President

U.S. Bank National Association

By: /s/ Timothy J. Tillman
Name: Timothy J. Tillman
Title: Vice President

TD Bank, N.A.

By: /s/ Michael Duganich
Name: Michael Duganich
Title: Vice President

Manufacturers and Traders Trust Company

By: /s/ Isidoros Roros
Name: Isidoros Roros
Title: Vice President

Branch Banking and Trust Company

By: /s/ Brad Bowen
Name: Brad Bowen
Title: Vice President

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Exhibit A

REAFFIRMATION OF OBLIGATIONS

September 15, 2016

The undersigned (the “Guarantor”) hereby (a) reaffirms its continuing obligations owing under the Guaranty dated as of December 17, 2015, executed and delivered by the Guarantor (the “Guaranty”) and (b) agrees that the First Amendment to Term Loan Agreement dated the date hereof (the “Amendment”) amending the Term Loan Agreement dated as of December 17, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), by and among CORPORATE OFFICE PROPERTIES, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), CORPORATE OFFICE PROPERTIES TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Parent”), each of the Lenders party thereto, and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”), and the transactions contemplated by the Amendment, do not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

The Guarantor represents and warrants to the Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation of Obligations has been authorized by all requisite action on the part of such Guarantor and will not violate such Guarantor’s organizational or governing documents.

The Guarantor further agrees that references to the Term Loan Agreement contained in any Loan Document (as defined in the Term Loan Agreement) shall be deemed to be references to the Term Loan Agreement, as amended by the Amendment.

This Reaffirmation of Obligations shall be construed in accordance with and be governed by the laws (without giving effect to the conflict of law principles thereof) of the State of New York.

[Signature on Next Page]

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IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Reaffirmation of Obligations as of the date first above written.

CORPORATE OFFICE PROPERTIES TRUST

By: _______________________________
Name:
Title:

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